UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as Amended
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12
RIOT PLATFORMS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

RIOT PLATFORMS, INC.
Dear Stockholder:
On May 18, 2023, we dismissed Marcum LLP as our independent registered public accounting firm, not as a result of any disagreement on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure and appointed Deloitte & Touche (“Deloitte”). We are enclosing herewith Amendment No. 1 to our Definitive Proxy Statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 25, 2023, which amends Proposal No. 2 of our original Definitive Proxy Statement, as filed with the SEC on May 1, 2023, (“Proposal No. 2”) to reflect the substitution of Deloitte and our submission for ratification by our stockholders of such appointment, as well as certain technical amendments to reflect this change in our independent registered public accounting firm. For those stockholders who have previously requested paper copies of our proxy materials, we are also enclosing a new proxy card.
If you have already voted on Proposal No. 2, you may also revoke your original proxy and submit a new proxy by following the instructions outlined on your enclosed Voting Instruction Form.
If you are a stockholder in “street” or “nominee” name, you may revoke your voting instructions and submit new voting instructions by informing the bank, broker or other nominee in accordance with that entity’s procedures for revoking your voting instructions and issuing new instructions. For additional information regarding revoking your proxy, please refer to page 3 of the Definitive Proxy Statement.
IF YOU HAVE ALREADY VOTED YOUR SHARES, REGARDLESS OF HOW YOU HOLD YOUR
SHARES, PLEASE RESUBMIT YOUR VOTE ON PROPOSAL NO. 2.
If you have not yet submitted your proxy, please follow the original instructions on your Notice of Internet Availability of Proxy Materials or return the enclosed new proxy card to submit your vote.
Your vote is important to us. We appreciate your attention to this matter.
By Order of the Board of Directors,

William Jackman
Executive Vice President, General Counsel and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL GENERAL MEETING OF THE STOCKHOLDERS OF RIOT PLATFORMS, INC. TO BE HELD ON:
TUESDAY, JUNE 27, 2023, AT 11:00 A.M. (EASTERN TIME)
VIA THE VIRTUAL MEETING PORTAL AT:
www.virtualstockholdermeeting.com/RIOT2023
THE NOTICE AND OUR PROXY STATEMENT ARE AVAILABLE ONLINE AT:
www.proxyvote.com and www.RiotPlatforms.com

EXPLANATORY NOTE
Effective May 18, 2023, the Audit Committee of the Board of Directors of Riot Platforms, Inc. (the “Audit Committee” and the “Company” or “Riot”, respectively) notified Marcum LLP (“Marcum”) that Marcum was dismissed as the Company’s independent registered public accounting firm, not as a result of any disagreement on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure. As of May 18, 2023, the Audit Committee appointed Deloitte & Touche (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, effective immediately. The Company filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) reporting this change on May 22, 2023.
This Amendment No. 1 to our Definitive Proxy Statement (“Amendment No. 1”) is being filed with the SEC to amend Proposal No. 2 of our original Definitive Proxy Statement, as filed with the SEC on May 1, 2023, (“Proposal No. 2”) to reflect the substitution of Deloitte and our submission for ratification by the Company’s stockholders of such appointment. This Amendment No. 1 amends only those items set forth or described below, and all other items in the Proxy Statement are incorporated herein by reference without changes.
CHANGES TO PROXY STATEMENT
1. All references to Marcum LLP or Marcum in the “Notice of 2023 Annual General Meeting of Stockholders” and the Proxy Statement are amended to read “Deloitte & Touche” or “Deloitte” as appropriate or unless otherwise noted.
2. Proposal No. 2 in the Proxy Statement is amended in its entirety to read as follows:
PROPOSAL NO. 2 – RATIFICATION OF AUDITOR APPOINTMENT
We are asking our stockholders to ratify the appointment by our Audit Committee of Deloitte, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Although our Bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, the Audit Committee is submitting the selection of Deloitte to our stockholders for ratification at the 2023 Annual General Meeting of Stockholders (the “Annual Meeting”) as a matter of good corporate practice and because we value our stockholders’ views on our independent registered public accounting firm. If our stockholders vote against the ratification of Deloitte, the Audit Committee will consider this in its selection of auditors for the following year. Even if our stockholders ratify the appointment, the Audit Committee may choose to appoint a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the interest of our Company and our stockholders.
The Audit Committee has retained Deloitte as the Company’s independent registered public accounting firm, to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2023, to be included on the Company’s annual report on Form 10-K for the same period. A representative of Deloitte is expected to be present virtually at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Change in Independent Registered Public Accounting Firm
On May 18, 2023, the Company dismissed Marcum LLP as its independent registered public accounting firm. The Audit Committee approved the dismissal of Marcum LLP. The Audit Committee previously retained Marcum LLP to serve as the Company’s independent public accounting firm and to perform such audit services for the fiscal years ended December 31, 2018, 2019, 2020, 2021 and 2022.
Except as described below, the reports of Marcum LLP on the financial statements of Riot for the fiscal years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, during Riot’s fiscal years ended December 31, 2022 and 2021, as well as the subsequent interim periods through May 18, 2023, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Marcum LLP’s satisfaction, would have caused Marcum LLP to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such fiscal years.

There were reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the fiscal years ended December 31, 2022 and 2021, related to the existence of a material weakness for the fiscal year ended December 31, 2022, and the existence of material weaknesses for the fiscal year ended December 31, 2021. Specifically, in the preceding two years, Marcum LLP’s report on the financial statements of the Company contained adverse opinions for the fiscal year ended December 31, 2021 regarding the Company’s IT-related user access controls, program change management controls, controls to ensure that data received from third parties pertaining to our mining revenue and Bitcoin on the balance sheet was complete and accurate, and controls relating to the inputs and assumptions of the valuation of intangible assets as identified in the accounting for our business combinations therein were reasonable. Additionally, Marcum LLP determined that there were ineffective automated process-level and manual controls that are dependent upon the information derived from financially relevant systems. For the fiscal year ended December 31, 2022, Marcum LLP’s report contained an adverse opinion regarding the Company’s control pertaining to the review of its Bitcoin for potential impairment.
Effective May 18, 2023, the Company engaged Deloitte as its new independent registered public accounting firm, commencing with the review of the financials for the quarter ending June 30, 2023, as recommended, authorized and approved by the Audit Committee. During the years ended December 31, 2022 and 2021, and the subsequent interim period through May 18, 2023, neither the Company nor anyone on its behalf consulted with Deloitte regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
Audit Fees
The Audit Committee current policy requires the Audit Committee’s review and pre-approval of all audit and permissible non-audit services provided by the Company’s independent auditors. These services requiring pre-approval by the Audit Committee may include audit services, audit related services, tax services and other services. All the services performed by the independent registered public accounting firm were approved by the Audit Committee and prior to performance. The Audit Committee has determined that the payments made to its independent accountants for these services are compatible with maintaining such auditors’ independence.
The following table represents aggregate fees billed or expected to be billed for professional services by Marcum LLP for the years ended December 31, 2022 and 2021 in the following categories and amounts were:
	2022	2021
Audit Fees(1)	$1,438,678	$831,025
Audit-Related Fees	—	—
Tax Fees(2)	—	—
All Other Fees	—	—
Total Fees	$1,438,678	$831,025
(1)
Audit fees relate to the financial statement audits, the quarterly reviews and related matters. Audit fees include services rendered by Marcum LLP, our independent registered public accounting firm, for the 2022 and 2021 audits, reviews of the interim condensed consolidated financial statements included in the Company’s Form 10-Qs during the first three quarters of 2022 and 2021, and the review of our registration statements by Marcum LLP, in 2022 and 2021, including the issuance of comfort letters.

(2)	There were no Tax Fees incurred with or services provided by our auditor, Marcum LLP in 2022 or 2021.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
All of the services performed in the years ended December 31, 2022 and December 31, 2021 were pre-approved by the Audit Committee. It is the Audit Committee’s policy to pre-approve all audit and permissible non-audit services to be provided to us by our independent registered public accounting firm. Our Audit Committee pre-approves these services by category and service. In addition, the Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining our independent registered public accounting firm’s independence.

REPORT OF THE AUDIT COMMITTEE
The following Report of our Audit Committee (this “Report”) does not constitute soliciting material and this Report should not be deemed filed or incorporated by reference into any other previous or future filings by us under the Securities Act of 1933 (the “Securities Act”), as amended, or the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, except to the extent we specifically incorporate this Report by reference therein.
The role of the Audit Committee is, among other things, to assist the Board in its oversight of the following: the integrity of Riot’s financial statements; Riot’s compliance with relevant legal and regulatory requirements; Riot’s internal controls over financial reporting; the qualifications and independence of Riot’s independent registered public accounting firm; and the performance of Riot’s internal audit functions and that of its independent registered public accounting firm.
The Board has determined that, in its business judgment, all members of the Audit Committee are independent within the meaning of the Nasdaq Rules, the Sarbanes-Oxley Act of 2002 and related rules of the SEC.
Riot’s management is responsible for the preparation, presentation and integrity of Riot’s financial statements and the effectiveness of Riot’s system of internal control over financial reporting and disclosure controls and procedures. Management is responsible for maintaining and evaluating appropriate accounting and financial reporting practices and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.
The Audit Committee, on behalf of the Company, engaged Marcum LLP (“Marcum”) as its independent registered public accounting firm for the years ended December 31, 2018, 2019, 2020, 2021, and 2022. Pursuant to its appointment, Marcum was responsible for auditing Riot’s consolidated financial statements and expressing an opinion as to whether such financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States. Marcum was also responsible for auditing the effectiveness of Riot’s internal control over financial reporting for the years ended December 31, 2018, 2019, 2021 and 2022. Effective May 18, 2023, the Audit Committee, on behalf of the Company, engaged Deloitte & Touche (“Deloitte”), and dismissed Marcum, for the year ending December 31, 2023. Pursuant to its appointment, Deloitte is now responsible for auditing Riot’s consolidated financial statements and expressing an opinion as to whether such financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States. Deloitte is also now responsible for auditing the effectiveness of Riot’s internal control over financial reporting for the year ending December 31, 2023.
Prior to Marcum’s dismissal, the Audit Committee met and held discussions with the Company’s management and Marcum. The Audit Committee discussed with the Company’s management and Marcum the overall scope of, and plans for, their respective audits and the identification of audit risks. The Audit Committee also met with Marcum, with and without management present, to discuss the results of their respective examinations, the reasonableness of significant judgments, the evaluations of Riot’s internal controls over financial reporting and the overall quality of Riot’s financial reporting. Management has represented to the Audit Committee that Riot’s consolidated financial statements were prepared in accordance with U.S. Generally Accepted Accounting Principles.
In the performance of its oversight function, the Audit Committee has:
•
Reviewed and discussed Riot’s internal controls over financial reporting with management and Marcum, including a review of management’s report on its assessment and for the year ended December 31, 2022, Marcum’s audit of the effectiveness of Riot’s internal controls over financial reporting and any significant deficiencies or material weaknesses identified by such audit;

•
Considered, reviewed and discussed the audited financial statements with management and Marcum, including a discussion of the quality of the accounting principles, the reasonableness thereof, significant adjustments, if any, and the clarity of disclosures in the financial statements, as well as critical accounting policies and other financial accounting and reporting principles and practices;

•
Discussed with Marcum the matters required to be discussed under the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees, and No. 2410, Related Parties;

•
Received, reviewed and discussed the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the Audit Committee concerning independence, and has discussed with Marcum its independence; and

•
Reviewed the services provided by Marcum other than its audit services and considered whether the provision of such other services by Marcum is compatible with maintaining its independence, discussed with Marcum its independence, and concluded that Marcum is independent from Riot and its management.

In reliance on the reports, reviews and discussions described in this Report, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in Riot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC and for inclusion in the Company’s proxy materials to be provided to the Company’s stockholders in advance of its annual stockholders’ meeting for the year ending December 31, 2023. The Audit Committee also has appointed, and has requested stockholder ratification of the appointment of, Deloitte as Riot’s new independent registered public accounting firm for the fiscal year ending December 31, 2023.
Respectfully submitted,

The Audit Committee of Riot Platforms, Inc.

Lance D’Ambrosio, Chair

Hubert Marleau

Hannah Cho
Vote Required
The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent registered public accounting firm. Abstentions will be counted towards the tabulation of votes cast on this proposal but will have no effect on the outcome of the vote on this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 2
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O RIOT PLATFORMS, INC.
3855 AMBROSIA STREET, SUITE 301
CASTLE ROCK, CO 80109

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualstockholdermeeting.com/RIOT2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V19048-P88930

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RIOT PLATFORMS, INC.

The Board of Directors recommends you vote FOR the following Directors:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Hannah Cho	☐	☐
1b. Lance D' Ambrosio	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

	For	**Against**	**Abstain**
2. Ratification of the appointment of Deloitte as the Company's independent registered public accounting firm.	☐	☐	☐
3. Approval, on an advisory basis, of the compensation of the Named Executive Officers as disclosed in the Proxy Statement.	☐	☐	☐
4. Approval of the Fourth Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan to increase the number of shares reserved for issuance.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, as well as the 2022 Annual Report, are available at www.proxyvote.com.

V19049-P88930

RIOT PLATFORMS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, JUNE 27, 2023

The stockholder(s) hereby constitute(s) and appoint(s) Mr. Jason Les, Chief Executive Officer of Riot Platforms, Inc., as attorney and proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Riot Platforms, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM Eastern Time, on Tuesday, June 27, 2023, virtually at www.virtualstockholdermeeting.com/RIOT2023, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, AND FOR PROPOSALS 2, 3, AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side

Your **Vote** Counts!

RIOT PLATFORMS, INC.

2023 Annual Meeting
Vote by June 26, 2023
11:59 PM ET

RIOT

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O RIOT PLATFORMS, INC.
3855 AMBROSIA STREET, SUITE 301
CASTLE ROCK, CO 80109

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You invested in RIOT PLATFORMS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 27, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 13, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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Vote Virtually at the Meeting*

June 27, 2023
11:00 AM Eastern Time

Virtually at:
www.virtualstockholdermeeting.com/RIOT2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Hannah Cho	For
1b. Lance D' Ambrosio	For
2. Ratification of the appointment of Deloitte as the Company's independent registered public accounting firm.	For
3. Approval, on an advisory basis, of the compensation of the Named Executive Officers as disclosed in the Proxy Statement.	For
4. Approval of the Fourth Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan to increase the number of shares reserved for issuance.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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